Exhibit 99.1

Tidewater Reports Third Quarter Results For Fiscal 2008

NEW ORLEANS, February 1, 2008 – Tidewater Inc. (NYSE:TDW) announced today third quarter net earnings for the period ended December 31, 2007, of $89.4 million, or $1.66 per common share, on revenues of $314.2 million. For the same quarter last year, net earnings were $93.4 million, or $1.67 per common share, on revenues of $287.9 million. The immediately preceding quarter ended September 30, 2007, had net earnings of $86.5 million, or $1.56 per common share, on revenues of $319.0 million.

Included in net earnings for the quarter ended December 31, 2006, was a gain of $6.0 million ($3.7 million after tax, or $0.07 per common share) related to the sale of three of the Company’s offshore tug vessels for a total sales price of $8.9 million.

As previously announced, Tidewater will hold a conference call to discuss December quarterly earnings on Friday, February 1, 2008, at 10:00 a.m. CST promptly following the Company’s release of quarterly earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 10:00 a.m. CST on February 2, 2008, and will continue until 11:59 p.m. CST on February 3, 2008. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the US). The conference call ID number is 29303510.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com, and at the CCBN website, www.streetevents.com. The online replay will be available until March 1, 2008. Upon completion of the conference call, the company will also file a Form 8-K with the SEC which will include a transcript of the conference call.

Tidewater Inc. owns over 460 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Senior Vice President, Principal Accounting Officer and Chief Investor Relations Officer 504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed beginning on the next page.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands, except share and par value data)
ASSETS	December 31, 2007	March 31, 2007
Current assets:
Cash and cash equivalents	$228,602	393,806
Trade and other receivables, net	320,667	286,808
Marine operating supplies	44,205	44,902
Other current assets	6,859	6,033
Total current assets	600,333	731,549
Investments in, at equity, and advances to unconsolidated companies	23,485	24,423
Properties and equipment:
Vessels and related equipment	2,829,525	2,609,324
Other properties and equipment	81,967	51,955
	2,911,492	2,661,279
Less accumulated depreciation and amortization	1,244,493	1,179,182
Net properties and equipment	1,666,999	1,482,097
Goodwill	328,754	328,754
Other assets	91,127	82,475
Total assets	$2,710,698	2,649,298

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities on capitalized lease obligations	36,217	2,194
Accounts payable	79,542	75,217
Accrued expenses	62,673	45,880
Accrued property and liability losses	5,973	6,130
Other current liabilities	35,206	17,259
Total current liabilities	219,611	146,680
Long-term debt	300,000	300,000
Capitalized lease obligations	---	19,712
Deferred income taxes	186,356	179,687
Accrued property and liability losses	13,995	15,510
Other liabilities and deferred credits	123,751	101,699
Stockholders’ equity:
Common stock of $.10 par value, 125,000,000 shares authorized, issued 52,585,099 shares at December and 57,476,898 shares at March	5,259	5,748
Other stockholders’ equity	1,861,726	1,880,262
Total stockholders’ equity	1,866,985	1,886,010
Total liabilities and stockholders’ equity	$2,710,698	2,649,298

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (In thousands, except share and per share data)
	Quarter Ended December 31,		Nine Months Ended December 31,
	2007	2006	2007	2006
Revenues:
Vessel revenues	$310,670	280,491	900,929	810,490
Other marine revenues	3,545	7,422	37,814	21,222
	314,215	287,913	938,743	831,712
Costs and expenses:
Vessel operating costs	148,731	123,997	429,578	366,327
Costs of other marine revenues	1,747	6,544	32,979	18,406
Depreciation and amortization	31,123	29,912	89,156	86,272
General and administrative	31,112	24,924	93,304	72,591
Gain on sales of assets	(660)	(8,803)	(9,692)	(39,955)
	212,053	176,574	635,325	503,641
	102,162	111,339	303,418	328,071
Other income (expenses):
Foreign exchange loss	(159)	(468)	(543)	(1,202)
Equity in net earnings of unconsolidated companies	3,141	1,879	10,252	7,704
Interest income and other, net	4,077	5,103	13,779	13,385
Interest and other debt costs	(1,535)	(2,464)	(5,713)	(7,389)
	5,524	4,050	17,775	12,498
Earnings before income taxes	107,686	115,389	321,193	340,569
Income taxes	18,316	21,980	57,815	71,520
Net earnings	$89,370	93,409	263,378	269,049

Basic earnings per common share	$1.67	1.69	4.80	4.80

Diluted earnings per common share	$1.66	1.67	4.76	4.75

Weighted average common shares outstanding	53,498,846	55,211,834	54,896,999	56,034,160
Incremental common shares from stock options	315,409	604,569	403,158	613,952
Adjusted weighted average common shares	53,814,255	55,816,403	55,300,157	56,648,112

Cash dividends declared per common share	$0.15	0.15	0.45	0.45

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)
	Nine Months Ended December 31,
	2007	2006
Operating activities:
Net earnings	$263,378	269,049
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	89,156	86,272
Provision for deferred income taxes	3,018	6,329
Gain on sales of assets	(9,692)	(39,955)
Equity in earnings of unconsolidated companies, net of dividends	(5,840)	(3,807)
Compensation expense - stock-based	8,714	6,144
Excess tax benefits on stock options exercised	(4,335)	(3,134)
Changes in assets and liabilities, net:
Trade and other receivables	(33,784)	(20,987)
Marine operating supplies	697	(2,393)
Other current assets	(826)	(988)
Accounts payable	3,908	3,240
Accrued expenses	15,848	9,383
Accrued property and liability losses	(232)	(217)
Other current liabilities	19,699	13,101
Other, net	3,367	10,846
Net cash provided by operating activities	353,076	332,883
Cash flows from investing activities:
Proceeds from sales of assets	61,201	67,731
Additions to properties and equipment	(291,709)	(173,350)
Repayment of advances to unconsolidated companies	---	9,496
Other	---	635
Net cash used in investing activities	(230,508)	(95,488)
Cash flows from financing activities:
Debt borrowings	---	5,000
Principal payments on debt	---	(5,000)
Principal payments on capitalized lease obligations	(19,565)	(398)
Proceeds from exercise of stock options	43,580	11,837
Stock repurchases	(291,147)	(131,735)
Cash dividends	(24,975)	(25,529)
Excess tax benefits on stock options exercised	4,335	3,134
Net cash used in financing activities	(287,772)	(142,691)
Net change in cash and cash equivalents	(165,204)	94,704
Cash and cash equivalents at beginning of period	393,806	246,109
Cash and cash equivalents at end of period	$228,602	340,813
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$9,791	7,127
Income taxes	$41,962	55,054
Non-cash financing activities:
Capitalized leases	$33,876	11,020

The company’s revenues and operating costs for the quarters and nine-month periods ended December 31, 2007 and 2006 and for the quarter ended September 30, 2007, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended Sept 30,
(In thousands)	2007	2006	2007	2006	2007
Revenues:
Vessel revenues:
United States	$36,702	56,552	122,957	180,632	43,183
International	273,968	223,939	777,972	629,858	254,185
	310,670	280,491	900,929	810,490	297,368
Other marine revenues	3,545	7,422	37,814	21,222	21,678
	$314,215	287,913	938,743	831,712	319,046
Operating costs:
Vessel operating costs:
Crew costs	$78,749	69,595	231,688	199,252	76,694
Repair and maintenance	28,272	22,784	78,232	73,086	25,402
Insurance and loss reserves	7,548	3,047	18,125	12,002	4,539
Fuel, lube and supplies	12,713	11,285	36,198	33,426	12,169
Vessel operating leases	1,308	522	3,039	1,140	965
Other	20,141	16,764	62,296	47,421	22,538
	148,731	123,997	429,578	366,327	142,307
Costs of other marine revenues	1,747	6,544	32,979	18,406	19,485
	$150,478	130,541	462,557	384,733	161,792

The company’s vessel operating profit and other components of earnings before income taxes for the quarters and nine-month periods ended December 31, 2007 and 2006 and for the quarter ended September 30, 2007, consist of the following:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended Sept 30,
(In thousands)	2007	2006	2007	2006	2007
Vessel activity:
United States	$2,497	22,788	22,677	75,073	9,815
International	107,138	85,948	297,818	230,862	94,770
	109,635	108,736	320,495	305,935	104,585
Gain on sales of assets (A)	660	8,803	9,692	39,955	2,102
Other marine services	1,681	749	4,459	2,461	2,043
Operating profit	111,976	118,288	334,646	348,351	108,730
Equity in net earnings of unconsolidated companies	3,141	1,879	10,252	7,704	3,725
Interest and other debt costs	(1,535)	(2,464)	(5,713)	(7,389)	(1,336)
Corporate general and administrative	(9,417)	(6,560)	(30,418)	(19,103)	(9,904)
Other income	3,521	4,246	12,426	11,006	4,216
Earnings before income taxes	$107,686	115,389	321,193	340,569	105,431

(A)	The timing of dispositions of vessels is very difficult to predict, therefore, gains on sales of assets may fluctuate significantly from quarter to quarter.

The company’s vessel utilization percentages and average day rates by vessel class and in total for the quarter and nine months ended December 31, 2007 and 2006 and the quarter ended September 30, 2007, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended Sept 30,
	2007	2006	2007	2006	2007
UTILIZATION:
United States-based fleet:
Deepwater vessels	90.5%	100.0	92.3	97.8	95.1
Towing-supply/supply	46.1	59.6	54.8	62.7	56.6
Crew/utility	80.9	87.2	85.8	90.3	88.5
Offshore tugs	---	100.0	---	42.8	---
Total	60.9%	69.4	66.8	68.9	69.1
International-based fleet:
Deepwater vessels	91.4%	95.4	93.2	93.2	91.8
Towing-supply/supply	79.2	79.8	77.9	78.3	76.9
Crew/utility	84.8	89.3	86.6	86.5	89.0
Offshore tugs	54.7	63.3	59.3	66.8	59.8
Other	54.8	44.8	52.6	47.6	48.3
Total	78.5%	80.6	78.6	79.3	78.3
Worldwide fleet:
Deepwater vessels	91.2%	96.3	93.0	94.1	92.5
Towing-supply/supply	74.8	76.1	74.6	75.3	74.1
Crew/utility	84.2	89.0	86.5	87.1	88.9
Offshore tugs	54.7	64.0	59.3	63.2	59.8
Other	54.8	44.8	52.6	47.6	48.3
Total	76.2%	78.8	77.0	77.5	77.0
AVERAGE VESSEL DAY RATES:
United States-based fleet:
Deepwater vessels	$23,256	26,551	23,342	23,850	23,382
Towing-supply/supply	10,399	12,655	11,499	12,113	11,856
Crew/utility	6,093	6,264	6,122	6,398	6,270
Offshore tugs	---	6,511	---	15,675	---
Total	$11,759	13,130	12,013	12,541	12,254
International-based fleet:
Deepwater vessels	$24,980	20,206	23,516	19,366	22,423
Towing-supply/supply	10,455	8,682	10,014	8,363	10,080
Crew/utility	4,661	3,982	4,636	3,878	4,584
Offshore tugs	7,092	5,934	6,875	6,073	6,511
Other	5,672	4,134	5,282	3,734	4,419
Total	$10,369	8,453	9,900	8,174	9,768
Worldwide fleet:
Deepwater vessels	$24,612	21,487	23,483	20,271	22,615
Towing-supply/supply	10,451	9,249	10,166	8,958	10,267
Crew/utility	4,884	4,313	4,864	4,288	4,852
Offshore tugs	7,092	5,952	6,875	7,047	6,511
Other	5,672	4,134	5,282	3,734	4,419
Total	$10,515	9,107	10,143	8,862	10,064

The company’s average number of vessels by class and geographic distribution for the quarters and nine-month periods ended December 31, 2007 and 2006 and for the quarter ended September 30, 2007, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended Sept 30,
	2007	2006	2007	2006	2007
United States-based fleet:
Deepwater vessels	8	7	7	7	7
Towing-supply/supply	34	47	36	49	35
Crew/utility	14	13	13	13	13
Offshore tugs	---	1	---	7	---
Total	56	68	56	76	55
International-based fleet:
Deepwater vessels	30	29	30	29	30
Towing-supply/supply	225	211	221	207	221
Crew/utility	69	72	71	71	68
Offshore tugs	37	39	37	39	38
Other	5	6	5	7	5
Total	366	357	364	353	362
Owned or chartered vessels included in marine revenues	422	425	420	429	417
Vessels withdrawn from service	22	43	24	51	24
Joint-venture and other	14	18	14	20	14
Total	458	486	458	500	455

The company’s various vessel commitments by vessel class and type as of December 31, 2007:

	U. S. Built			International Built
Vessel class and type	Number of Vessels	Total Cost Commitment	Expended Through 12/31/07	Number of Vessels	Total Cost Commitment	Expended Through 12/31/07
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	---	---	---	6	$170,710	$72,132
Platform supply vessels	3	$82,540	$16,799	8	$174,293	$27,865
Replacement Fleet:
Anchor handling towing supply	---	---	---	14	$217,054	$85,439
Platform supply vessels	1	$15,623	$12,107	6	$74,485	$17,881
Crewboats and offshore tugs:
Crewboats – 175-foot	---	---	---	2	$17,395	$5,331
Offshore tugs	---	---	---	3	$40,597	$11,849
Totals	4	$98,163	$28,906	39	$694,534	$220,497

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	3/08	6/08	9/08	12/08	3/09	Thereafter
Deepwater vessels:
Anchor handling towing supply	---	---	---	---	---	6
Platform supply vessels	1	---	---	---	3	7
Replacement Fleet:
Anchor handling towing supply	2	3	5	2	2	---
Platform supply vessels	1	---	---	1	1	4
Crewboats and offshore tugs:
Crewboats – 175-foot	---	---	---	---	---	2
Offshore tugs	---	1	---	---	---	2
Totals	4	4	5	3	6	21